UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 8, 2023 (December 5, 2023)
Aflac Incorporated
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(Exact name of registrant as specified in its charter)

Georgia	001-07434		58-1167100
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

1932 Wynnton Road	Columbus	Georgia	31999
(Address of principal executive offices)			(Zip Code)
706.323.3431
_________________________________________________________________________________________________________________________________________________________
(Registrant’s telephone number, including area code)

_________________________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	AFL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Aflac Incorporated (the “Company”) was notified on December 5, 2023, that June P. Howard, Senior Vice President and Chief Accounting Officer of the Company, will retire from these positions effective December 31, 2023. The Company has appointed Robin Blackmon as Senior Vice President and Chief Accounting Officer of the Company, effective January 1, 2024.

Ms. Blackmon, age 60, has served as the Company’s Vice President and Deputy Chief Accounting Officer since January 2023. She is responsible for financial reporting, investment accounting, corporate financial planning and analysis, accounting policy and investment advisory.

Ms. Blackmon joined the Company’s subsidiary, American Family Life Assurance Company of Columbus (“Aflac”), in May 2011 and has held various positions with Aflac and the Company in Finance and Human Resources. Most recently, she served as Director, Executive Compensation of Aflac between June 2016 and February 2018, Director, Corporate HR and Executive Compensation of the Company between February 2018 and April 2019, Director, Corporate Financial Planning & Analysis of the Company between May 2019 and December 2019, and Vice President, Corporate Financial Planning & Analysis of the Company between January 2020 and December 2022. In the 10 year period before joining Aflac, Ms. Blackmon also held positions in Finance and Human Resources at other companies, including working as an auditor with Ernst & Young.

Beginning January 1, 2024, Ms. Blackmon’s initial base salary will be $400,000 and she will be eligible for a target annual bonus of 65% of her base salary. Ms. Blackmon is also expected to receive an equity award in February 2024 with a grant-date value of approximately $400,000 in the form of performance-based restricted stock, with vesting contingent upon the Company’s achievement of performance goals over a three-year period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

December 8, 2023	/s/ June Howard

(June Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

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